Short-term and Long-term borrowings	12 Months Ended
Dec. 31, 2023
Short-term and Long-term borrowings
Short-term and Long-term borrowings

11. Short-term and long-term borrowings

In November 2019, the Company entered into a revolving credit facility with several banks. The credit facility enables the Company to borrow RMB1,200 million to be used for the construction of the Company’s office building and innovation center. The credit facility initially expires in eight years and is guaranteed by Xinjiang Qudian Technology Co., Ltd. and Qufenqi (Ganzhou) Information Technology Co., Ltd. and collateralized by the land lease right of use asset which has a carrying amount of RMB 95.65 million (US$ 13.87 million) as of December 31, 2022. Drawdowns from the credit facility will incur interest at a rate equal to the Loan Prime Rate (“LPR”) plus 0.295%. The Company has early repaid all borrowings in April, 2023 and the credit facility has been early terminated.